SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 13, 2004



                             Group 1 Software, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)



             Delaware                      0-6355               52-0852578
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   (State or other jurisdiction       (Commission File        (IRS Employer
        of incorporation)                 Number)          Identification No.)



      4200 Parliament Place, Suite 600, Lanham, MD              20706-1844
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        (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (301) 918-0400
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Item 5.  Other Events and Required FD Disclosure.

On April 12, 2004 Group 1 Software, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Pitney Bowes Inc. ("Pitney Bowes") and Germanium Acquisition Corp., a wholly-owned subsidiary of Pitney Bowes ("Merger Sub"). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company with the Company emerging as the surviving corporation and a wholly-owned subsidiary of Pitney Bowes (the "Merger"). Upon closing, all outstanding shares of the Company's common stock will be converted into the right to receive $23 per share in cash. The Merger is subject to, among other things, regulatory approval and approval by the Company's stockholders. The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and such Exhibit is incorporated herein by reference.
On April 13, 2004, Pitney Bowes and the Company issued a press release announcing the Merger, a copy of which is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

      2.1 Agreement and Plan of Merger among Pitney Bowes Inc., Germanium Acquisition Corp. and Group 1 Software, Inc., dated April 12, 2004. *

      2.2 Voting Agreement among Pitney Bowes Inc., Germanium Acquisition Corporation, and Robert S. Bowen, dated April 12, 2004.

      99.1  Press Release dated April 13, 2004.

* The Schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any schedules to the Securities and Exchange Commission upon request.

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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         Group 1 Software, Inc.

Date  April 13, 2004                     By:     /s/ Mark D. Funston
                                              ------------------------------
                                              Name:  Mark D. Funston
                                              Title: Chief Financial Officer

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                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.          Description                                 Electronic (E)
-----------          -----------                                 --------------

   2.1               Agreement and Plan of Merger among               (E)
                     Pitney Bowes Inc., Germanium
                     Acquisition Corp. and Group 1
                     Software, Inc., dated April 12,
                     2004. *

   2.2               Voting Agreement among Pitney                    (E)
                     Bowes Inc., Germanium Acquisition
                     Corporation, and Robert S. Bowen,
                     dated April 12, 2004.

  99.1               Press Release dated April 13, 2004.              (E)



* The Schedules to the Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any schedules to the Securities and Exchange Commission upon request.